EURASIA ENERGY LIMITED

A Nevada Corporation

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Nicholas W. Baxter, President and Chief Executive Officer and Gerald R. Tuskey, Chief Financial Officer of Eurasia Energy Limited, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the annual report on Form 10-KSB of Eurasia Energy Limited for the year ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Eurasia Energy Limited

Dated March 28, 2006

/s/Nicholas W. Baxter

Nicholas W. Baxter,

President and Chief Executive Officer

Dated March 28, 2006

/s/Gerald R. Tuskey

Gerald R. Tuskey,

Chief Financial Officer